Equity Method Investment	12 Months Ended
Dec. 31, 2015
Equity Method Investment [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]
EQUITY METHOD INVESTMENT

We have an equity method investment in SMP that owns a polysilicon manufacturing facility in South Korea, which is currently in the initial stages of production. Our ownership interest decreased from 35.00% to 33.05% on June 12, 2015, from 33.05% to 30.51% on August 5, 2015, from 30.51% to 30.02% on October 6, 2015, and from 30.02% to 28.32% on February 5, 2016 as a result of capital calls by SMP in which we did not participate.
During the third quarter of 2015, we entered into a definitive agreement to sell approximately 30% of our SMP investment, representing approximately 9% of total SMP shares outstanding, for $35.0 million to SunEdison. We have received an advance payment of the $35.0 million, representing the purchase price, which is recorded as a deposit for investment distribution, within current liabilities, on our balance sheet. The sale closed in March 2016.
The SMP polysilicon manufacturing facility has experienced delays in ramping-up to reach full commercial capabilities. This has placed pressure on SMP's short-term working capital needs to overcome the construction delays. The existing equity holders of SMP may be requested to make additional capital investments to assist with financing SMP's short-term working capital needs and SMP's ability to service their debt obligations. If we do not make additional capital investments, our equity ownership percentage in SMP may be further reduced. Should SMP prove unable to reach full commercial capabilities or meet their financial obligations, an asset impairment could be indicated.
Summarized financial information for SMP as of and for the years ended December 31, 2015 and 2014 was as follows:

	December 31,	December 31,
	2015	2014
In millions
Revenue	$27.0	$—
Gross profit	7.6	—
Loss before income taxes	1.9	2.8
Net loss	1.9	2.8
Total current assets	47.0	34.6
Total noncurrent assets	830.4	782.9
Total current liabilities	212.6	201.2
Total noncurrent liabilities	264.0	249.1
Total equity	400.8	367.2